License Agreements	12 Months Ended
Dec. 31, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
License Agreements
License Agreements

As part of its business, the company enters into licensing agreements with third parties that often require milestone and royalty payments based on the progress of the licensed asset through development and commercial stages. Milestone payments may be required, for example, upon approval of the product for marketing by a regulatory agency, and the company may be required to make royalty payments based upon a percentage of net sales of the product. The expenditures required under these arrangements in any period may be material and are likely to fluctuate from period to period.

These arrangements sometimes permit the company to unilaterally terminate development of the product and thereby avoid future contingent payments; however, the company is unlikely to cease development if the compound successfully achieves clinical testing objectives.

In conjunction with the acquisition of NeuVaxTM, the company acquired rights and assumed obligations under a license agreement among Apthera and The University of Texas M. D. Anderson Cancer Center (“MDACC”) and The Henry M. Jackson Foundation for the Advancement of Military Medicine, Inc. (“HJF”) which grants exclusive worldwide rights to a U.S. patent covering the nelipepimut-S peptide and several U.S. and foreign patents and patent applications covering methods of using the peptide as a vaccine. Under the terms of this license, we are required to pay an annual maintenance fee of $200,000, we paid a milestone payment of $200,000 upon commencing the Phase 3 PRESENT trial of NeuVax and other clinical milestone payments, as well as royalty payments based on sales of NeuVax or other therapeutic products developed from the licensed technologies.

Effective December 3, 2012, we entered into a license and supply agreement with ABIC Marketing Limited, a subsidiary of Teva Pharmaceuticals (“ABIC”), under which we granted ABIC exclusive rights to seek marketing approval in Israel for our NeuVax product candidate for intradermal injection for the treatment of breast cancer following its approval by the FDA or the European Medicines Agency, and to market, sell and distribute NeuVax in Israel assuming such approval is obtained. ABIC’s rights also include a right of first refusal in Israel for all future indications for which NeuVax may be approved. Under the license and supply agreement, ABIC will assume responsibility for regulatory registration of NeuVax in Israel, provide financial support for local development, and commercialize the product in the region in exchange for making royalty payments to us based on future sales of NeuVax. ABIC also agrees in the license and supply agreement to purchase from us all supplies of NeuVax at a price determined according to a specified formula.

On March 18, 2013, we acquired Abstral® (fentanyl) sublingual tablets for sale and distribution in the United States from Orexo AB (ORX.ST), a specialty pharmaceutical company based in Sweden. Abstral has been approved by the U.S. Food and Drug Administration (FDA) and is a transmucosal immediate-release fentanyl (TIRF) product.

Under our agreement with Orexo, we assumed responsibility for the U.S. commercialization of Abstral and for all regulatory and reporting matters in the U.S. We also agreed to establish and maintain through 2015 a specified minimum commercial field force to market, sell and distribute Abstral and to use commercially reasonable efforts to reach the specified sales milestones. Orexo is entitled to reacquire the U.S. rights to Abstral from us for no consideration if we breach our obligations to establish and maintain the requisite sales force throughout the marketing period. We launched U.S. commercial sales of Abstral in the fourth quarter of 2013.

In exchange for the U.S. rights to Abstral, (1) we paid Orexo $10 million in March 2013 and a $5 million milestone payment in cash in October 2013 upon the approval by the FDA of a specified U.S. manufacturer of Abstral; and (2) we agreed to pay to Orexo: (a) three one-time future cash milestone payments based on our net sales of Abstral; and (b) a low double-digit royalty on future net sales. No further milestone or royalty payments will be due after the date on which all claims of the last remaining licensed patents expire (currently 2019) or become invalidated by a governmental agency.

On January 12, 2014, we acquired worldwide rights to anagrelide controlled release (CR) formulation, which we renamed GALE-401, through our acquisition of Mills Pharmaceuticals, LLC ("Mills"), and Mills became a wholly owned subsidiary. GALE-401 contains the active ingredient anagrelide, an FDA-approved product that has been in use since the late 1990s for the treatment of myleoproliferative neoplasms (MPNs). Mills holds an exclusive license to develop and commercialize anagrelide CR formulation, pursuant to a license agreement with BioVascular, Inc. Under the terms of the license agreement, Mills has agreed to pay BioVascular, Inc. a mid-to-low single digit royalty on net revenue from the sale of licensed products as well as future cash milestone payments based on the achievement of specified regulatory milestones. We are responsible for patent prosecution and maintenance.

On July 17, 2014, we entered into a definitive license and supply agreement with MonoSol Rx, LLC (MonoSol) for the U.S. commercial rights to Zuplenz® (ondansetron) Oral Soluble Film, an FDA approved product in adult patients for the prevention of highly and moderately emetogenic chemotherapy-induced nausea and vomiting (CINV), radiotherapy-induced nausea and vomiting (RINV), and post-operative nausea and vomiting (PONV). Zuplenz is also approved for pediatric patients with moderately emetogenic CINV. In exchange for the U.S. rights to Zuplenz, in connection with the effectiveness of the license and transfer to us of the New Drug Application (NDA) for Zuplenz, we will paid MonoSol a total of $5 million in cash and shares of our common stock. In addition to these payments, we agreed to pay MonoSol $0.5 million upon the earlier of (a) the occurrence of a specified managed care milestone and (b) December 31, 2014, (ii) $0.25 million within 30 days after MonoSol’s payment of applicable fees relating to the notice of allowance by the United States Patent and Trademark Office of a U.S. patent with composition claims covering Zuplenz that extend beyond 2028, (iii) future cash milestone payments of up to an aggregate of $16.5 million, consisting of six one-time payments based on our achievement of "net sales" of Zuplenz in amounts ranging from $20 million to $100 million, and (iv) a double-digit royalty on future “net sales.”

Under the terms of the license agreement, we assumed responsibility for the commercialization of Zuplenz and for all regulatory and reporting matters in the U.S. We also agreed in the license and supply agreement to use our best commercial efforts to begin commercializing Zuplenz in the U.S. on or before December 31, 2014 in accordance with a joint commercialization plan to be established by the company and MonoSol. We also agreed that, until net sales of Zuplenz exceed a specified minimum amount or a competing product has been approved by the FDA and is placed into the market for sale, we will maintain a specified minimum number of field sales force personnel on specified terms.

Under the license and supply agreement, MonoSol has the exclusive right to supply all of our requirements for Zuplenz, subject to certain conditions.